UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2019 (August 6, 2019)

FELLAZO INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39002	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jinshan Building East, Unit 1903

568 Jinshan West Road

Yong Kang City, Zhejiang Province

People’s Republic of China 321300

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 13012855255

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	FLLCU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	FLLC	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	FLLCR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable at $11.50 per whole share	FLLCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Over-Allotment Closing

As previously reported on a Current Report on Form 8-K of Fellazo Inc. (the “Company”), on July 29, 2019, the Company consummated its initial public offering (“IPO”) of 5,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one-half of one Ordinary Share for $11.50 per whole share and one right to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $50,000,000. The Company had granted the underwriters for the IPO (the “Underwriters”) a 45-day option to purchase up to 750,000 additional Units to cover over-allotments, if any (“Over-Allotment Units”). On August 6, 2019, the Underwriters exercised the option in full and purchased an aggregate of 750,000 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating gross proceeds of $7,500,000.

As previously reported on a Current Report on Form 8-K of the Company, on July 29, 2019, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 214,500 units (the “Private Placement Units”) to Swipy Ltd (the “Sponsor”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,145,000. On August 6, 2019, in connection with the sale of Over-Allotment Units, the Company consummated a private sale of an additional 15,000 Private Placement Units to the Sponsor, generating gross proceeds of $150,000.

As a result of the Underwriters’ full exercise of the overallotment option, none of the 187,500 Ordinary Shares previously issued to the Sponsor are subject to forfeiture.

As previously reported on a Current Report on Form 8-K of the Company, on July 29, 2019, the Company issued 50,000 Ordinary Shares to a designee of Maxim Group LLC (“Maxim”), the representative of the Underwriters, in connection with its services for the IPO. On August 6, 2019, in connection with the full exercise of over-allotment option, the Company issued an additional 7,500 Ordinary Shares to a designee of Maxim.

A total of $7,500,000, (or $10.00 per Unit) comprised of $7,350,000 of the proceeds from the IPO (including the Over-Allotment Units) and $150,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of July 29, 2019 reflecting receipt of the net proceeds from the IPO and the Private Placement on July 29, 2019, but not the proceeds from the sale of the Over-Allotment Units nor the private placement on August 6, 2019, had been prepared by the Company and previously filed on a Current Report on Form 8-K on August 2, 2019. The Company’s unaudited pro forma balance sheet as of July 29, 2019, adjusted to reflect receipt of the proceeds from the sale of the Over-Allotment Units and the Private Placement Units on August 6, 2019, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELLAZO INC.

Date: August 12, 2019	By:	/s/ Nicholas Ting Lun Wong
Name: Nicholas Ting Lun Wong
Title: Chief Executive Officer